UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2006

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5050	36-2257936
(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2006, Alberto-Culver Company (“Alberto-Culver”) entered into the following agreements:

•	an amendment to the Investment Agreement (the “Investment Agreement”) among Alberto-Culver, Sally Holdings, Inc., currently a subsidiary of Alberto-Culver (“Sally Holdings”), New Sally Holdings, Inc., currently a subsidiary of Alberto-Culver (“New Sally Holdings”), New Aristotle Company, currently a subsidiary of New Sally Holdings, and CDRS Acquisition LLC (“Investor”), a limited liability company organized by Clayton, Dubilier & Rice Fund VII, L.P., a fund managed by Clayton, Dubilier & Rice, Inc. (the “Investment Agreement Amendment”);

•	an amendment to the Separation Agreement (the “Separation Agreement”) among Alberto-Culver, Sally Holdings, New Sally Holdings and New Aristotle Holdings, Inc., currently a subsidiary of New Sally Holdings (“New Alberto-Culver”) (the “Separation Agreement Amendment”);

•	an amendment to the Tax Allocation Agreement (the “Tax Allocation Agreement”) among Alberto-Culver, Sally Holdings, New Sally Holdings and New Alberto-Culver (the “Tax Allocation Agreement Amendment”); and

•	an amendment to the Employee Matters Agreement (the “Employee Matters Agreement”) among Alberto-Culver, Sally Holdings, New Sally Holdings and New Alberto-Culver (the “Employee Matters Agreement Amendment”).

The Investment Agreement Amendment, Separation Agreement Amendment, Tax Allocation Agreement Amendment and Employee Matters Agreement Amendment shall be collectively referred to herein as the “Amendments.”

Under the terms of the Investment Agreement Amendment, Separation Agreement Amendment and Tax Allocation Agreement Amendment, the Investment Agreement, Separation Agreement and Tax Allocation Agreement, respectively, were each amended to reflect the possibility that certain subsidiaries of Sally Holdings may convert to limited liability companies as part of the transactions contemplated by the Investment Agreement (the “Transactions”). In addition, the Investment Agreement was amended to reflect certain other technical amendments to the mechanics of the Transactions, and the Separation Agreement was amended to entitle New Alberto-Culver to receive the after-tax amount of any interest earned between the closing date of the Transactions and the special dividend payment date on the cash held in trust for payment of the special cash dividend to be paid pursuant to the terms of the Investment Agreement.

The Employee Matters Agreement Amendment amended the provisions of the Employee Matters Agreement dealing with the adjustment of stock options to reflect the manner in which the common shares of Alberto-Culver, New Sally and New Alberto-Culver are expected to trade on the New York Stock Exchange in connection with the transactions described in the Separation Agreement.

The descriptions of the Amendments are subject to, and qualified in their entirety by reference to, (i) such Amendments which are filed herewith and (ii) the Investment Agreement, Separation Agreement, Tax Allocation Agreement and Employee Matters Agreement, which were filed as Exhibits 2.02, 2.01, 10.01 and 10.02, respectively, to the Form 8-K filed on June 22, 2006, all of which are incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

On October 5, 2006, Alberto-Culver entered into a first supplemental indenture, dated as of October 5, 2006 (the “First Supplemental Indenture”), with The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, N.A., successor in interest to Bank One N.A., formerly The First National Bank of Chicago, as trustee. The First Supplemental Indenture supplements the indenture, dated as of June 10, 1998 (the “Indenture”) relating to Alberto-Culver’s $120 million of 6.375% Debentures due June 15, 2028 (the “Debentures”). Under the terms of the First Supplemental Indenture, the holders have consented to the Transactions and waived compliance with Section VIII.1 of the Indenture, which section deals with certain extraordinary corporate transactions. In addition, in connection with obtaining the consent of the

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holders of a majority in aggregate outstanding principal amount of the Debentures to the terms of the First Supplemental Indenture, Alberto-Culver obtained an acknowledgment and agreement that following the consummation of the Transactions, neither New Sally Holdings nor any of its subsidiaries will have any obligation or liability with respect to the Debentures and that none of them will be subject to any covenant or any other term of the Indenture. Alberto-Culver paid total fees of approximately $133,000 to holders in connection with obtaining the consents. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated by reference herein.

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In connection with the proposed Transactions, New Sally Holdings has filed a registration statement on Form S-4 (Registration No. 333-136259) with the Securities and Exchange Commission (“SEC”), as amended. The registration statement contains a preliminary proxy statement/prospectus-information statement. Investors are urged to carefully read the definitive proxy statement/prospectus-information statement and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to get the proxy statement/prospectus-information statement and all relevant documents filed by Alberto-Culver, New Sally Holdings or New Alberto-Culver with the SEC free of charge at the SEC’s website www.sec.gov or from Alberto-Culver Investor Relations at 2525 Armitage Avenue, Melrose Park, IL 60160, (708) 450-3117.

The directors, executive officers and other members of management and employees of Alberto-Culver may be deemed to be participants in the solicitation of proxies from its shareholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Alberto-Culver’s shareholders under the rules of the SEC is set forth in public filings filed by Alberto-Culver with the SEC and will be set forth in the proxy statement/prospectus-information statement when it is filed with the SEC. Information concerning Alberto-Culver’s participants in the solicitation is contained in Alberto-Culver’s Proxy Statement on Schedule 14A, filed with the SEC on December 13, 2005.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are included herein.

Number	Description

2.01	First Amendment to the Separation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc.

2.02	First Amendment to the Investment Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC

4.01	First Supplemental Indenture, dated as of October 5, 2006, between Alberto-Culver Company and The Bank of New York Trust Company, N.A.

10.01	First Amendment to the Tax Allocation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

10.02	First Amendment to the Employee Matters Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ William J. Cernugel
Name:	William J. Cernugel
Title:	Senior Vice President and
Chief Financial Officer

Date: October 6, 2006

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